SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 20, 2003 (May 19, 2003)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



                 0-19671                                65-0273162
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        Commission File Number                         I.R.S. Employer
                                                       Identification No.



              6903 University Boulevard, Winter Park, Florida 32792
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                     Address of Principal Executive offices



       Registrant's telephone number, including area code:(407) 678-9900
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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)     Financial statements:

                Not applicable.

        (b)     Pro forma financial information:

                Not applicable.

        (c)     Exhibits:

                Exhibit 99      Press release dated May 19, 2003

Item 9.  Regulation FD Disclosure

LaserSight Incorporated issued a press release dated May 19, 2003 related to the Company's financial results for the three months ended March 31, 2003.

This information is being furnished under "Item 12. Results of Operations and Financial Condition" and shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission. The information is set forth under the heading "Item 9. Regulation FD Disclosure" in accordance with filing guidance issued by the Securities and Exchange Commission, effective March 28, 2003.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LaserSight Incorporated


Date:   May 20, 2003                              By: /s/ Michael R. Farris
                                                      ---------------------
                                                      Michael R. Farris
                                                      Chief Executive Officer


                                  EXHIBIT INDEX


Exhibit 99        Press release dated May 19, 2003.


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